Exhibit 10.7


                               AMENDMENT NO. 1 TO
                    EMPLOYMENT (CHANGE OF CONTROL) AGREEMENT

            This Amendment to Employment (Change of Control) Agreement (the "Amendment") is made and entered into effective November 4, 1999 (the "Effective Date") by and between _______ (the "Employee") and Research, Incorporated (the "Company").

            WHEREAS, Employee and Company have entered into an Employee (Change of Control) Agreement dated May 21, 1999 (the "Agreement") and desire to amend that agreement.

            NOW, THEREFORE, the parties agree as follows:

            1. Section 1(c) of the Agreement is hereby amended in its entirety as follows:

                        "(c) "Change of Control" shall mean (i) a corporate
            reorganization of the Company which results in the stockholders of the Company immediately prior to such reorganization owing less than 50% of the combined voting power of the capital stock of the surviving company immediately following such reorganization; (ii) sale of all or substantially all of the assets of the Company; (iii) sale of substantially all of the assets of a business unit if employee is the manager or staff member of that business unit immediately prior to such sale; or (iv) the termination of employee's employment of the Company as a result of the sale of a business unit, whether or not Employee is assigned to that business unit."

            2. Section 4 of the Agreement is hereby amended in its entirety as follows:

            "4 Duration. This Agreement shall terminate at such time as the Board of Directors adopts a resolution terminating this Agreement provided at such time all obligations accrued to the date of termination have been satisfied."

            3. Except for the changes provided herein, the Agreement remains in full force and effect.

                                       RESEARCH, INCORPORATED


                                       By
                                         -----------------------------------

                                       Its
                                          ----------------------------------


                                       -------------------------------------
                                       Employee